AMENDMENT NUMBER 2
                           TO PARTICIPATION AGREEMENT
                                      AMONG
                       VARIABLE INSURANCE PRODUCTS FUNDS,
                       FIDELITY DISTRIBUTORS CORPORATION,
                                       AND
                     SECURITY BENEFIT LIFE INSURANCE COMPANY

         WHEREAS, Security Benefit Life Insurance Company (the "Company"), Fidelity Distributors Corporation (the "Underwriter") and Variable Insurance Products Fund, Variable Insurance Products Fund II and Variable Insurance Products Fund III are parties to a Participation Agreement dated December 1, 2000, as amended (the "Agreement"); and

         WHEREAS, terms of the Agreement contemplate that it may be amended with the mutual agreement of the parties; and

         WHEREAS, the parties wish to add certain Accounts and Contracts to the Agreement by deleting the existing Schedule A and replacing it with the Schedule A attached hereto; and

         WHEREAS, capitalized terms used but not defined in this Amendment, shall have the meaning given them in the Agreement; and

         WHEREAS, all other terms of the Agreement shall remain in full force and effect;

         NOW, THEREFORE, the parties agree to delete the existing Schedule A to the Agreement and replace it with the Schedule A attached hereto.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment Number 2 to the Agreement to be executed in its name and on its behalf by its duly authorized representative as of the date specified below.

SECURITY BENEFIT LIFE
INSURANCE COMPANY
                               By its authorized officer

                               By:
                                        ----------------------------------------

                               Name:
                                        ----------------------------------------

                               Title:
                                        ----------------------------------------

                               Date:
                                        ----------------------------------------


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

VARIABLE INSURANCE PRODUCTS FUND
VARIABLE INSURANCE PRODUCTS FUND II
VARIABLE INSURANCE PRODUCTS FUND III


                                       By its authorized officer

                                       By:      ________________________________

                                       Name:    Christine Reynolds______________

                                       Title:   SVP, Treasurer__________________

                                       Date:    ________________________________

FIDELITY DISTRIBUTORS CORPORATION

                                       By its authorized officer

                                       By:      ________________________________

                                       Name:    Bill Loehning___________________

                                       Title:   EVP_____________________________

                                       Date:    ________________________________


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


                                   SCHEDULE A

         ACCOUNTS -

         Variflex Separate Account
         SBL Variable Annuity Account VIII
         SBL Variable Annuity Account XIV
         SBL Variable Annuity Account XVII

         CONTRACTS -

         Variflex Variable Annuity
         VIVA Variable Annuity
         PGA Variable Annuity
         Variflex Extra Credit Variable Annuity
         Variflex LS Variable Annuity
         Variflex Signature Variable Annuity
         AdvisorDesigns Variable Annuity
         AdvanceDesigns Variable Annuity
         SecureDesigns Variable Annuity
         ClassicStrategies Variable Annuity
         ThirdFed Variable Annuity
         EliteDesigns Variable Annuity


         PORTFOLIOS - Available Portfolios listed under VIP I, II, & III respectively as of 12/01/2006


Variable Insurance Products Fund          Money Market Portfolio
Variable Insurance Products Fund          High Income Portfolio
Variable Insurance Products Fund          Value Portfolio
Variable Insurance Products Fund          Equity-Income Portfolio
Variable Insurance Products Fund          Growth Portfolio
Variable Insurance Products Fund          Overseas Portfolio
Variable Insurance Products Fund II       Index 500 Portfolio
Variable Insurance Products Fund II       Contrafund Portfolio
Variable Insurance Products Fund II       Asset Manager: Growth Portfolio
Variable Insurance Products Fund II       Investment Grade Bond Portfolio
Variable Insurance Products Fund II       Asset Manager Portfolio
Variable Insurance Products Fund III      Growth & Income Portfolio
Variable Insurance Products Fund III      Dynamic Capital Appreciation Portfolio
Variable Insurance Products Fund III      Aggressive Growth Portfolio
Variable Insurance Products Fund III      Balanced Portfolio
Variable Insurance Products Fund III      Growth Opportunities Portfolio
Variable Insurance Products Fund III      Mid Cap Portfolio
Variable Insurance Products Fund III      Value Strategies Portfolio


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